Exhibit 10.4
                    TERMINATION AND NON-COMPETITION AGREEMENT
                                    (WATTERS)


     This Termination and Non-Competition Agreement (this "Agreement") dated March 29, 1999, by and between RICK'S CABARET INTERNATIONAL, INC., a Texas corporation having its principal office and place of business in Harris County, Texas (the "Company"), and ROBERT L. WATTERS, an individual residing in Harris County, Texas ("Watters").

                              W I T N E S S E T H:

     WHEREAS, on or about April 15, 1997, Watters executed an employment agreement with the Company upon terms and conditions as set forth on Exhibit "A" attached hereto and made a part hereof for all purposes (the "Employment Agreement"); and

     WHEREAS, it is the intention of Watters to resign as an employee of the Company on or about March 15, 1999; and

     WHEREAS, it is the desire of Watters to terminate his existing Employment Agreement with the Company and to terminate all of the 20,000 outstanding options of the Company which Watters presently holds (the "Options"); and

     WHEREAS, the Company is willing to terminate the Employment Agreement of Watters and to terminate all of the outstanding Options of the Company which Watters presently holds; and

     WHEREAS, effective upon the date of termination of Watters as an employee of the Company, the aforementioned Employment Agreement and the Options will be terminated; and

     WHEREAS, contemporaneously herewith, Watters is acquiring the stock of RCI Entertainment (Louisiana), Inc., a wholly owned subsidiary of the Company, in order to operate an adult entertainment facility currently located in New Orleans, Louisiana; and

     WHEREAS, in consideration of the termination of the Employment Agreement and of the sale of stock of RCI Entertainment (Louisiana), Inc. from the Company to Watters, Watters has agreed to execute a non-competition agreement as evidenced by the terms and conditions hereof.

     NOW, THEREFORE, for a valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Watters agree as follows:

1.     TERMINATION  OF  EMPLOYMENT  AGREEMENT.

a. Watters hereby tenders his resignation as President of the Company and any of its affiliates and subsidiaries, except RCI Entertainment (Minnesota), Inc., which resignations shall be effective on March 15, 1999.

           TERMINATION AND NON-COMPETITION AGREEMENT (WATTERS) PAGE 1
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b.     This  Agreement  constitutes termination of the Employment Agreement with no further obligation of Watters to the Company or the Company to Watters pursuant to the Employment Agreement.

c.     The  salary  of  Watters  will  cease  on  February  28,  1999.

2.     NON-COMPETITION  AGREEMENT.

1.     Definitions.  "Trade  secrets  and  other  proprietary  and  confidential
--     -----------
information" mean and consist of, for example, and not intending to be inclusive, (i) methods of doing business; (ii) financial information, consisting of financial cost, and sales data and other information of the Company; (iii) personnel information of the Company; (iv) lists of customers and accounts, contracts, sales information, pricing list, vendor and supplier list of the Company; and (v) other information of a confidential nature of the Company which must remain confidential for the continuing success of the Company. Confidential information shall not include information available to the public through no fault of Watters or information required to be disclosed by court order.

2.     Non-Disclosure  and  Confidentiality  Covenants  of  Watters.  Watters
--     ------------------------------------------------------------
acknowledges that the Company's trade secrets and other proprietary and confidential information, as they may exist from time to time, are valuable, special and unique assets of the Company's business. Additionally, Watters acknowledges that the business goodwill and business contacts of the Company are the sole property of the Company and are among the Company's most valuable business property. Therefore, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to protect the foregoing valuable property of the Company, Watters expressly covenants and agrees as follows:

Except as required in the course of Watters involvement with the current operations in New Orleans, Louisiana, which he is acquiring from the Company contemporaneously herewith, Watters will not, during the Term hereof (as defined below):

(i) Disclose, directly or indirectly, the Company's trade secrets and other proprietary and confidential information, or any part thereof, to any person, firm, corporation, association or other entity for any reason or purpose whatsoever; or

(ii) Directly or indirectly use the Company's trade secrets and other proprietary and confidential information, or any part thereof, for his own purpose or for his own benefit in any activity of any nature whatsoever.

           TERMINATION AND NON-COMPETITION AGREEMENT (WATTERS) PAGE 2
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     c.     Covenants  of  Watters
            ----------------------

(i)     Covenant  Not  to  Compete.  For a period of sixty (60) months after the
        --------------------------
date hereon (the "Term"), Watters specifically agrees that he will not, for himself, on behalf of, or in conjunction with any person, firm, corporation or entity, either as principal, employee, share-holder, member, director, partner, consultant, owner or part-owner of any corporation, partnership or any type of business entity (except that Watters may own up to 2% of the capital stock of any publicly held company), anywhere within the United States of America, except in Louisiana, Florida, Mississippi and Alabama (i) directly or indirectly, own, manage, operate, control, be employed by, participate in, or be connected in any manner with the ownership, management, operation, or control of any establishment which has live female nude or semi-nude entertainment or is in any business similar to or competitive with the business presently conducted by the Company; (ii) disclose, directly or indirectly, the Company's trade secrets and other proprietary and confidential information, or any part thereof, to any person, firm, corporation, association or other entity for any reason or purpose whatsoever; or (iii) directly or indirectly use the Company's trade secrets and other proprietary and confidential information, or any part thereof, for his own purpose or for his own benefit in any activity of any nature whatsoever.

(ii)     Covenant  of  Non-Solicitation  and  Employment  of  Employees  and
         -------------------------------------------------------------------
Independent  Contractors.  During  the  Term hereof, Watters agrees not to hire,
-------------------------
solicit or attempt to solicit for employment by Watters or any company to which he may be involved, either directly or indirectly, any party who is an employee or independent contractor of the Company or any entity which is affiliated with the Company, or a former employee or independent contractor of the Company or any entity which is affiliated with the Company, except for employees and independent contractors that presently work at RCI Entertainment (Louisiana), Inc., provided however, that Watters may hire any independent contractor or former independent contractor, if Watters does not solicit or attempt to solicit such independent contractor. If Watters is approached by any independent contractor or former independent contractor, such hiring would not be in violation of this Agreement.

d.     Acknowledgments  and  Agreements.  Watters  acknowledges and agrees that:
       --------------------------------

(i) Due to the nature of the Company's business, the foregoing covenants place no greater restraint upon Watters than is reasonably necessary to protect the business and goodwill of the Company;

           TERMINATION AND NON-COMPETITION AGREEMENT (WATTERS) PAGE 3
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(ii)     These  covenants protect the legitimate interests of the Company and do not  serve  solely  to  limit  the  Company's  future  competition;

(iii)     This  Agreement  is not an invalid or unreasonable restraint of trade;

(iv) A breach of these covenants by Watters would cause irreparable damage to the Company;

(v) These covenants are reasonable in scope and are reasonably necessary to protect the Company's business and goodwill and valuable and extensive trade which the Company has established through its own expense and effort;

(vi) The signing of this Agreement is necessary as part of the consummation of the transactions previously discussed; and

(vii) He has carefully read and considered all provisions of this Agreement and that all of the restrictions set forth are fair and reasonable and are reasonably required for the protection of the interests of the Company.

e.     Remedies,  Injunction.  In  the  event  of  Watters' actual breach of any
       ---------------------
provisions of this Agreement, Watters agrees that the Company shall be entitled without the necessity of a bond or other security to a temporary restraining order, preliminary injunction and/or permanent injunction restraining and enjoining Watters from violating the provisions herein. Nothing in this Agreement shall be construed to prohibit the Company from pursuing any other available remedies for such breach or threatened breach, including the recovery of damages from Watters. Watters further agrees that for the purpose of any such injunction proceeding, it shall be presumed that the Company's legal remedies would be inadequate and that the Company would suffer irreparable harm as a result of Watters' violation of the provisions of this Agreement. In any proceeding brought by the Company to enforce the provisions of this Agreement, no other matter relating to the terms of any claim or cause of action of Watters against the Company will be defense thereto.

           TERMINATION AND NON-COMPETITION AGREEMENT (WATTERS) PAGE 4
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     f.     Severability.  In  the  event  that  any  of  the provisions of this
            ------------
Agreement are held to be invalid or unenforceable in whole or in part, those provisions to the extent enforceable and all other provisions shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Agreement. In the event that any provision relating to the time period or scope of a restriction shall be declared by a court of competent jurisdiction to exceed the maximum time period or scope such court deems reasonable and enforceable, then the time period or scope of the restriction deemed reasonable and enforceable by the court shall become and shall thereafter be the maximum time period or the applicable scope of the restriction. Watters further agrees that such covenants and/or any portion thereof are severable, separate and independent, and should any specific restriction or the application thereof, to any person, firm, corporation, or situation be held to be invalid, that holding shall not affect the remainder of such provisions or covenants.

3.     CANCELLATION  OF  OPTIONS.

Upon the execution of this Agreement, the Company shall cause to be cancelled on the books and records of the Company all of the outstanding Options presently issued to Watters.

4.     GENERAL  PROVISIONS.

a.     Notices.  Any  notices  or  other  communications  required  or permitted
       -------
hereunder shall be sufficiently given if in writing and delivered in Person, transmitted by facsimile transmission (fax) or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

     (i)     if  to  the  Seller:

     Rick's  Cabaret  International,  Inc.
     16770  Hedgecroft  Drive,  #714
     Houston,  Texas  77060
     Attn:  Eric  Langan
     Telephone  No.:   281-820-1181
     Facsimile  No.:    281-820-1445

     with  a  copy  to:

     Robert  D.  Axelrod
     Axelrod,  Smith  &  Kirshbaum
     5300  Memorial  Drive,  Suite  700
     Houston,  Texas  77007
     Telephone  No.:  713-861-1996
     Facsimile  No.:  713-552-0202


     (ii)     if  to  Watters:

     Robert  L.  Watters
     1810  Elmen
     Houston,  Texas  77019
     Telephone  No.:  713-529-4110
     Facsimile  No.:  713-942-9656

           TERMINATION AND NON-COMPETITION AGREEMENT (WATTERS) PAGE 5
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     with  a  copy  to:

     Chaffe,  McCall,  Phillips,  Toler  &  Sarpy,  L.L.P.
     2300  Energy  Centre
     1100  Poydras  Street
     New  Orleans,  Louisiana  70163
     Attn:  E.  Howell  Crosby,  Esq.
     Telephone  No.:  504-585-7212
     Facsimile  No.:  504-585-7587

b.     Law  Governing  and  Venue.  This  Agreement  shall  be  governed  by and
       --------------------------
construed in accordance with the laws of the State of Texas. This Agreement is executed in Houston, Texas. Venue shall be in Harris County, Texas for any legal proceeding to enforce the terms, conditions or covenants contained herein.

c.     Contract  Terms  to  be  Exclusive.  This Agreement contains the sole and
       ----------------------------------
entire agreement between the parties and shall supersede any and all other agreements between the parties with respect to the termination of the Employment Agreement and Watters' agreement not to compete with the Company. The parties acknowledge and agree that neither of them has made any representation with respect to the subject matter of this Agreement or any other agreement executed between them or any representations inducing the execution and delivery hereof or any other agreement executed between them except such representations as are specifically set forth herein and each of the parties hereto acknowledges that he or it has relied on his or its own judgment in entering into the same. The parties hereto further acknowledge that any statements or representations that may have heretofore been made by either of them to the other are void and of no effect and that neither of them has relied thereon in connection with his or its dealings with the other.

d.     Waiver  or  Modification  Ineffective  Unless  in Writing.  It is further
       ---------------------------------------------------------
agreed that no waiver or modifica-tion of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith and that no evidence of any waiver or modification shall be offered or received in evidence in any proceeding or liti-gation between the parties hereto arising out of or affect-ing this Agreement, or the rights or obligations of any party hereunder, unless such waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this paragraph may not be waived as herein set forth.

           TERMINATION AND NON-COMPETITION AGREEMENT (WATTERS) PAGE 6
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e.     Invalidity  of  Contract.  Should  any  provision(s) of this Agreement be
       ------------------------
declared invalid or unenforceable by a court of competent jurisdiction, it shall be severed or modified and the remainder of this Agreement shall be enforced in total. Additionally, if Watters claims that any provision or covenant contained herein is invalid or unenforceable, he nevertheless agrees to comply with such provision or covenant as written until a court of competent jurisdiction determines the enforceability or validity of such provision or covenant, or limits the scope thereof, and further agrees to be liable for any and all damages to the Company pending such determination by the court.

f.     Assignment.  The  rights and benefits of the Company under this Agreement
       ----------
shall inure to the benefit of and be binding upon the successors and assigns of the Company. The rights of Watters hereunder are personal and nontransfer-able except that the rights and benefits hereof shall inure to the benefit of the heirs, executors, legal representatives, administrators, successors and assigns of Watters.

g.     Binding  Effect.  Except  as  otherwise  provided  herein, this Agreement
       ---------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first above mentioned.


                           RICK'S  CABARET  INTERNATIONAL,  INC.


                           BY:  /S  ERIC  LANGAN
                           NAME:  ERIC  LANGAN
                           TITLE:  VICE-PRESIDENT


                           /S/  ROBERT  L.  WATTERS
                           ROBERT  L.  WATTERS

           TERMINATION AND NON-COMPETITION AGREEMENT (WATTERS) PAGE 7
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